                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                        GROWTH &
                                                                     INCOME FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997

                                                                    [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   October  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

GT GLOBAL GROWTH & INCOME FUND
MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have continued to seek their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your financial adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle
William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

GT GLOBAL GROWTH & INCOME FUND
PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation and current income. In an effort to meet both objectives, the Fund invests primarily in stock of blue-chip companies and high-quality govern-ment bonds from around the world.

                  GT Global              JP Morgan Global
             Growth & Income Fund           Government
               Class A Shares               Bond Index         MSCI World Index

9/25/90            9525                       10000                 10000
                   9525                       10045                  9678
                   9545                       10443                 10583
                   9625                       10625                 10412
                   9712                       10744                 10632
                  10015                       10987                 11023
                  10338                       10997                 12045
                  10314                       10653                 11692
                  10560                       10781                 11785
                  10826                       10791                 12054
                  10417                       10647                 11312
                  10895                       10872                 11848
                  11040                       11098                 11813
                  11188                       11503                 12124
                  11041                       11616                 12323
                  10852                       11806                 11788
                  11571                       12402                 12648
                  11401                       12159                 12416
                  11529                       12124                 12204
                  11314                       12012                 11631
                  11637                       12112                 11795
                  12048                       12456                 12267
                  11981                       12796                 11858
                  11938                       13078                 11891
                  11916                       13426                 12182
                  11758                       13412                 12072
                  11691                       13077                 11748
                  11647                       12846                 11960
                  11869                       12967                 12059
                  12004                       13187                 12101
                  12475                       13399                 12390
                  12812                       13605                 13111
                  12903                       13853                 13721
                  13084                       13941                 14039
                  13197                       13952                 13924
                  13519                       13958                 14213
                  14070                       14371                 14867
                  14046                       14523                 14595
                  14627                       14516                 14999
                  14418                       14410                 14153
12/31/93          15117                       14557                 14848
                  15610                       14694                 15830
                  14905                       14533                 15627
                  14382                       14466                 14956
                  14573                       14455                 15421
                  14430                       14336                 15464
                  14309                       14506                 15423
                  14718                       14642                 15719
                  14982                       14604                 16195
                  14721                       14677                 15773
                  15086                       14897                 16224
                  14600                       14709                 15524
                  14577                       14743                 15677
                  14430                       15042                 15444
                  14676                       15429                 15672
                  14722                       16214                 16431
                  15093                       16473                 17007
                  15465                       16933                 17156
                  15384                       17038                 17154
                  15834                       17119                 18015
                  15459                       16643                 17617
                  15855                       17018                 18134
                  16032                       17184                 17852
                  16310                       17376                 18475
                  16810                       17591                 19018
                  16939                       17410                 19366
                  17016                       17309                 19487
                  17087                       17282                 19815
                  17217                       17218                 20285
                  17502                       17236                 20306
                  17575                       17387                 20412
                  17367                       17707                 19695
                  17863                       17780                 19925
                  18145                       17878                 20709
                  18725                       18233                 20857
                  19515                       18493                 22029
                  19671                       18365                 21680
                  19565                       17905                 21945
                  19857                       17781                 22201
                  19907                       17646                 21766
                  20041                       17547                 22481
                  20897                       17961                 23873
                  21453                       18165                 25068
                  22261                       18098                 26226
                  21318                       18076                 24475
                  22582                       18477                 25809
10/31/97          22284                       18869                 24454

The chart above shows the performance of the GT Global Growth & Income Fund Class A shares since inception versus various indices. This represents a cumulative return of 122.84% and an average annual total return of 11.95% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $18,331 on October 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $14,509 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1997

Share Class         Without Sales Charge(2)            With Sales Charge

                  1-Year  5-Year  Life of Fund    1-Year  5-Year  Life of Fund

Class A(3)        19.01    13.77   12.72          13.35    12.67     11.95
Class B(3)        18.28    13.05   12.94          13.28    12.81     12.82
Advisor Class(4)  19.23      N/A   16.63            N/A      N/A       N/A



HISTORICAL PERFORMANCE%(2)
Annual Total Returns (per calendar year)

              1990     1991      1992     1993    1994     1995     1996

Class A      1.97(3)   19.14     2.58    27.36   (3.57)   15.32    17.02
Class B        N/A      N/A     1.17(3)  26.80   (4.19)   14.56    16.10

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on September 25, 1990; Class B shares commenced on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGERS
NICK TRAIN AND PAUL GRIFFITHS

Q  HOW DID THE FUND PERFORM?

A The Fund continued to perform well, ending the 12-month period to October 31, 1997 with a total return of 19.01% for Class A shares (13.35% including the maximum 4.75% sales charge) and 18.28% for Class B shares (13.28% including the maximum 5% contingent deferred sales charge). Total return over the same period was 17.25% for the Morgan Stanley Capital International
(MSCI) World Index(5) and 3.49% for the J.P. Morgan Global Government Bond Index.(6)

For the period overall, the GT Global Growth & Income Fund's equity allocation allowed it to outperform the J.P. Morgan Global Government Bond Index. During the first six months of the reporting period, global fixed income markets ran into difficulties when fears of inflationary pressures prompted a hike in U.S. short-term rates in February. These markets, however, rebounded as investors fled to quality in the wake of the Asian currency crisis, which began with the devaluation of the Thai baht in early July.

Q WHAT MAIN FACTORS CONTRIBUTED TO FUND PERFORMANCE ON THE EQUITY SIDE?

A Certainly, the Fund's concentration in large cap stocks has worked to its advantage. On a global basis, large cap stocks outperformed small cap stocks for the year through the end of the reporting period. Uncertainties over the direction of U.S. interest rates early in the year, the increasing popularity of large cap index tracker funds and the recent global volatility precipitated by Asian market turmoil have fueled the performance of large cap stocks.

We are also increasingly looking at the Fund's equity exposure to sector or industry types rather than purely on a geographical basis. This approach broadly encompasses three category groups: interest rate-sensitive stocks, defensives (such as consumer staples, pharmaceuticals, health care, retailers and service providers) and industrial cyclicals (capital goods). Within its holdings, the Fund has benefited from being considerably overweighted in financial stocks, which have enjoyed a global bull market this year on the back of a rally in the U.S. long bond. The merger and aquisition (M&A) activity we've seen in U.S. financial companies is also beginning to spill over into the rest of the world, particularly Europe, which has buoyed Fund returns. Additionally, the Fund has been very underweighted in industrial cyclicals, which lagged the overall market.

TOTAL EUROPEAN M&A VOLUME, 1988-96

1988              148
1989              215
1990              243
1991              180
1992              170
1993              170
1994              164
1995              279
1996              344

We believe corporate merger and acquisition activity will be one of the main drivers of improved corporate profitability in Europe. The volume of M&A activity reached new levels in 1996 and we believe it will continue. Source:
Securities Data Company.

Q WHICH COMPANIES PERFORMED EXCEPTIONALLY WELL FOR THE FUND?

A The ongoing consolidation story and focus on shareholder value throughout Europe provided a big boost to the Fund. Among its equity holdings benefiting from both this trend and a favorable interest rate environment were Royal Sun Alliance in the UK, Swiss Bank Corp. in Switzerland and AEGON in the Netherlands. In the U.S., Bristol Myers Squibb enjoyed strong returns on the back of general large cap buoyancy.
                                                                 CONTINUED P.4

(5) MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges--the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS    CONTINUED

Q WHY IS THE FUND OVERWEIGHTED IN AUSTRALASIA, THE UK AND SEVERAL OTHER EUROPEAN EQUITY MARKETS? WHAT ARE YOUR BASIC BUY/SELL CRITERIA?

A While there are a number of criteria we employ to value securities, our primary buy/sell discipline centers on dividend yield. As such, only stocks offering a dividend yield above the average for the MSCI World Index during their most recent fiscal year are eligible for inclusion in the portfolio. Similarly, we sell stocks once their dividend yields fall below average. As of October, the average yield of the MSCI was about 1.8%; therefore we will not buy securities with a dividend yield less than 1.8%. To put this in perspective, 46% of the 2,500 stocks in the MSCI universe offer an above-average dividend, which means we are looking at about 1,500 stocks as a starting universe.

Our analyses reveal that Australia, New Zealand, the UK and several European equity markets have the highest proportion of above-average yielding shares. On the other end of the spectrum are Japan, most of the Asian tiger economies and now the U.S., following its massive five-year bull market (as markets go up, dividend yields tend to go down).

Q  WHAT DO YOU FIND SO ATTRACTIVE ABOUT THE UK MARKET?

A We believe the granting of complete operational independence to the Bank of England is the single most bullish event in the UK this year. This has enabled the Bank of England, no longer concerned with political issues, to embark on an aggressive path of raising interest rates. For investors, the big bonus is that inflation should stay low. Confidence is being reflected in higher valuations, both in bond and equity markets--in our opinion, more than offsetting the potential for a slowdown in growth.

UK Gilts have also provided an interesting play on European Monetary Union
(EMU), providing upside potential while having limited downside. Currently, with the UK not taking part in the first round of EMU, yields are just barely discounting EMU participation. However, if we see EMU continue at its current pace and the market begins to discount UK participation, we believe that there is room for the UK to rally quite sharply.

Equally, if we were to see a breakup in the EMU, the downside to owning Gilts is limited. The major risk for Gilts, however, is inflation. If inflation does begin to tick up, we would expect the Bank of England to continue combating pressures through hikes in short-term interest rates.

Q WHAT WORKED WELL ON THE BOND SIDE?

A Over the reporting period, the Fund was overweighted in dollar-bloc countries--the U.S., Canada, New Zealand and Australia. Its position in the U.S., in particular, worked exceptionally well as the long bond (U.S. 30-year) rallied from 645 basis points (100 bps equal 1%) a year ago to 612 bps at the end of October, having gone as high as 720 bps in February. The Fund's holdings benefited as bond yields fell and prices rose.

Q IS GROWTH A CONCERN IN YOUR OUTLOOK FOR U.S. TREASURIES?

A We've seen a rally in this asset class since April and believe trends are in place for it to continue. Because of the inverse relationship between yields and prices, a drop in yields could contribute favorably to performance. Most importantly, although there may be growth in the U.S., we don't think it will be hugely out of control. Thus, we foresee little need for the Federal Reserve to significantly raise rates. Even if they do, we do not envision the market being hit particularly hard.

The biggest risk to the portfolio from a bond perspective would be a rate cut because we would see it as purely for equity market manipulation and not for fundamental economic reasons. In other words, the Fed would be gambling with future inflation, and we would not be surprised to see the long bond suffer as a result.

Q WHY DOES THE FUND HOLD SO LITTLE IN CORE EUROPEAN DEBT, APART FROM GERMANY?

A We find core Europe distinctly uninteresting simply because yield spreads to Germany (the difference between core European yields and German yields) are so tight. Spreads have been driven down to these unattractive levels primarily on the back of high global liquidity and exceptionally low yen borrowing rates. Moreover, at these levels, we feel investors are not being compensated for the risk that EMU may not happen.

While we are not overly excited about the prospects for core Europe, we own a relatively large amount of German debt, primarily as a proxy for everything else. Even this position has been slowly reduced over the course of the period and reallocated to the U.S. As European growth resumes, however, we are concerned
                                                                 CONTINUED P.5

INTERVIEW WITH THE PORTFOLIO MANAGERS    CONTINUED

about the yield level there. On the other hand, we believe the EMU project may cause some confusion and yields may not necessarily rebound if growth were to pick up. Secondly, if the U.S. continues to rally as we expect, prospects for Germany and the rest of Europe to sell off are relatively limited. While a sideways movement in yields is possible, we do not think this scenario overly bearish.

Q WHAT IS YOUR OUTLOOK FOR OTHER DOLLAR-BLOC BOND MARKETS?

A Australia has come a long way, and spreads to the U.S have narrowed quite nicely. We expect this to continue. However, because of problems in Asia, we do have some concerns about the Australian dollar that could lead us to lighten our exposure there.

We continue to like Canada and believe the Canadian dollar will outperform the U.S. dollar in 1998. We've been expecting this for some time and feel prospects for the Canadian dollar remain very strong, both fundamentally and from a trade perspective. This would be favorable for Canadian bonds.

Q WHAT IS YOUR LIKELY INVESTMENT STRATEGY FOR 1998?

A While our strategy is always contingent on current market conditions, with respect to the equity/bond split, in the past we've been substantially overweighted in equities relative to bonds. This allocation continues to appear prudent through the end of 1997. Over the next few years, however, we think relative returns between equities and bonds are likely to converge and, therefore, expect to see the Fund's bond content gradually rise.

On the equity side, we expect to remain overweighted in interest rate-sensitive stocks, particularly financials, until we believe U.S. bond yields have troughed and prices have peaked. However, as markets continue to become more expensive, we intend to build the Fund's exposure to defensive sectors. We've already set the wheels in motion this year by buying a number of European consumer staple-type companies--Guinness and Pernod Ricard in France, for example. European stocks are particularly attractive because we find them comparable to U.S. companies, but much cheaper.

We are likely to remain underweighted in capital goods until we feel the inflation expectations cycle has turned. At the moment, the level of inflation continues to surprise people by how low it remains.

In this type of environment, we think it is premature to own capital goods companies. Once inflation starts to edge up more quickly, perhaps several years down the line, we could conceivably increase exposure to these types of companies.

On the bond side, we think next year will be a little bit more exciting. We expect the focus to be on the U.S., which is why it currently holds the largest position in the portfolio. This is a fairly dramatic change from a year ago, when we held a lot of European bonds in the portfolio and not many from the U.S.

In the early part of 1997, we mostly sold out of Europe and bought into the U.S. market as it was selling off. While initially we may have been a couple months ahead of the curve, we have since done very well. The U.S. bond market rallied sharply on the back of the Asian situation and the ensuing flight to quality. Looking ahead, we expect the U.S. to continue to perform strongly and would not be surprised to see U.S. yields move below German yields in 1998.

ABOUT THE PORTFOLIO MANAGERS

NICK J. TRAIN -- Portfolio Manager for Chancellor LGT Asset Management since 1984; Investment Analyst since 1981. Prior to joining Chancellor LGT, Mr. Train received his B.A. from Oxford University.

PAUL GRIFFITHS -- Portfolio Manager for Chancellor LGT Asset Management since 1994. Prior to joining Chancellor LGT, Mr. Griffiths was a Fixed Income Fund Manager at Lazard Investors from 1993-94 and at Sanwa International from 1991-93. He received his B.Sc from the University of York, England.

SECTOR ALLOCATION OF NET ASSETS%
OCTOBER 31, 1997

EQUITY

Finance                                       28.4
Energy                                        14.2
Consumer Non-Durables                          7.8
Services                                       7.7
Materials/Basic Industry                       4.7
Health Care                                    4.4
Capital Goods                                  2.7
Consumer Durables                              1.4
Multi Industry/Misc.                           1.3

FIXED INCOME INVESTMENTS

Gov't & Gov't Agency Obligations              20.6
Corporate Bonds                                5.5
Short-Term &Other                              1.3

GEOGRAPHIC ALLOCATION OF NET ASSETS

Australia/NZ       8.2%
Germany           13.0%
UK                20.5%
North America     28.8%
Other Europe      29.5%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.

                                                                        % of
GT GLOBAL GROWTH & INCOME FUND(7)                           Country   Net Assets
KEY EQUITY HOLDINGS

BRISTOL MYERS SQUIBB CO.  This well-established               U.S.        3.2
company offers a wide range of prescription and non-prescription drugs, medical devices, health and skin care products, toiletries and beauty aids.

SWISS BANK CORP.  Offering a broad range of banking        Switzerland    2.7
operations, including foreign exchange and bank note dealings, precious metal trading, mortgages and building loans, Swiss Bank has operations throughout
Switzerland and an extensive network of international subsidiaries.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC  This Group           UK         2.6
is the holding company for the multi-national insurance companies Sun Alliance Group PLC and Royal
Insurance Holdings.

ROYAL DUTCH PETROLEUM CO.  One of the largest oil           Netherlands   2.6
companies worldwide, Royal Dutch is a key player in the energy industry, both within Europe and on a global basis. Its success is based on a proven track record of exploration, together with succesful marketing and chemical activities.

ELEKTROWATT AG  A holding company that operates             Switzerland   2.5
subsidiaries which generate and sell electricity; the company also has interests in hydro and nuclear power plants.

CS HOLDING AG  Provides universal bank services in          Switzerland   2.0
Switzerland, investment, trust and management services and life insurance through its subsidiaries.
It is the parent company of Credit Suisse, CS First
Boston, Elektrowatt and CS Life.

AEGON NV  A Netherlands-based international insurance       Netherlands   2.0
group, primarily writes life and health insurance, and offers related pension, savings and investment products in Europe, North America and the Caribbean.

FIRST TENNESSEE NATIONAL CORP.  A bank holding                  U.S.      1.9
company. The company's subsidiary banks attract deposits and offer real estate mortgage, construction, commercial and consumer loans. First
Tennessee serves customers throughout Tennessee, northern Mississippi and northern west Arkansas.

TELECOM CORPORATION OF NEW ZEALAND LIMITED  Provides        New Zealand   1.9
telecommunications services throughout New Zealand and internationally.

UNION BANK OF SWITZERLAND  Provides a wide range of         Switzerland   1.8
banking and financial services, globally.


Source: Bloomberg, November 1997.
(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
GROWTH &
INCOME FUND

FINANCIAL
STATEMENTS

                         GT GLOBAL GROWTH & INCOME FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Growth & Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Growth & Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Growth & Income Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                         GT GLOBAL GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (28.4%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ..........   SWTZ              74,750   $ 20,102,411         2.7
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ...............   UK             2,081,400     19,951,696         2.6
    INSURANCE - MULTI-LINE
  CS Holding AG - Registered .............................   SWTZ             108,300     15,258,696         2.0
    BANKS-MONEY CENTER
  AEGON N.V. .............................................   NETH             187,875     14,809,312         2.0
    INSURANCE-LIFE
  First Tennessee National Corp. .........................   US               245,400     14,141,175         1.9
    BANKS-REGIONAL
  Union Bank of Switzerland - Bearer .....................   SWTZ              11,752     13,531,589         1.8
    BANKS-MONEY CENTER
  ABN AMRO Holding N.V. ..................................   NETH             667,296     13,442,181         1.8
    BANKS-MONEY CENTER
  ING Groep N.V. .........................................   NETH             264,262     11,096,009         1.5
    OTHER FINANCIAL
  Deutsche Bank AG .......................................   GER              134,150      8,774,787         1.2
    BANKS-MONEY CENTER
  American General Corp. .................................   US               170,000      8,670,000         1.1
    INSURANCE-LIFE
  IKB Deutsche Industriebank AG ..........................   GER              394,000      8,339,229         1.1
    BANKS-REGIONAL
  General Accident PLC ...................................   UK               400,000      6,806,441         0.9
    INSURANCE - PROPERTY-CASUALTY
  National Westminster Bank PLC ..........................   UK               471,800      6,781,828         0.9
    BANKS-MONEY CENTER
  Fortis Amev N.V. .......................................   NETH             164,542      6,468,086         0.9
    OTHER FINANCIAL
  Lloyds TSB Group PLC ...................................   UK               513,428      6,415,697         0.8
    BANKS-REGIONAL
  Commonwealth Bank of Australia .........................   AUSL             546,000      6,275,641         0.8
    BANKS-SUPER REGIONAL
  Generale de Banque S.A.: ...............................   BEL                   --             --         0.8
    BANKS-MONEY CENTER
    Common ...............................................   --                14,762      6,038,244          --
    Strip VVPR-/- ........................................   --                 1,342            567          --
  Kredietbank N.V. .......................................   BEL               12,980      5,446,409         0.7
    BANKS-REGIONAL
  Commercial Union PLC ...................................   UK               361,550      5,093,962         0.7
    INSURANCE - MULTI-LINE
  Mercury Asset Management Group PLC .....................   UK               196,698      4,272,457         0.6
    INVESTMENT MANAGEMENT
  M & G Group PLC ........................................   UK               155,000      3,139,257         0.4
    INVESTMENT MANAGEMENT
  General Property Trust .................................   AUSL           1,500,000      2,688,928         0.4
    REAL ESTATE
  Reinsurance Australia Corporation Ltd. .................   AUSL             880,000      2,276,555         0.3
    INSURANCE - MULTI-LINE
  Infrastructure Trust of Australia Group ................   AUSL           2,830,000      2,188,401         0.3
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (Continued)
  National Australia Bank Ltd. ...........................   AUSL             125,000   $  1,709,139         0.2
    BANKS-REGIONAL
  Realty Development Corp., Ltd. "A" .....................   HK                 5,000         14,230          --
    REAL ESTATE
                                                                                        ------------
                                                                                         213,732,927
                                                                                        ------------
Energy (14.2%)
  Royal Dutch Petroleum Co. ..............................   NETH             371,840     19,674,378         2.6
    OIL
  Elektrowatt "B" AG .....................................   SWTZ              49,068     18,821,083         2.5
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ............................................   US               182,600     11,218,488         1.5
    OIL
  Mobil Corp. ............................................   US               127,600      9,290,875         1.2
    OIL
  Shell Transport & Trading Co., PLC .....................   UK             1,121,700      7,953,685         1.1
    OIL
  Electrabel S.A. ........................................   BEL               34,760      7,801,667         1.0
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ..........................................   FR                52,475      6,498,283         0.9
    OIL
  RWE AG .................................................   GER              134,620      5,839,128         0.8
    ELECTRICAL & GAS UTILITIES
  PG&E Corp. .............................................   US               220,000      5,623,750         0.7
    ELECTRICAL & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ....................   BEL               57,935      4,935,325         0.7
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. ..........................   BEL               31,025      4,805,337         0.6
    OIL
  Santos Ltd. ............................................   AUSL             907,472      4,172,138         0.6
    OIL
                                                                                        ------------
                                                                                         106,634,137
                                                                                        ------------
Consumer Non-Durables (7.8%)
  Avon Products, Inc. ....................................   US               182,000     11,921,000         1.6
    PERSONAL CARE/COSMETICS
  Universal Corp. ........................................   US               280,500     10,501,219         1.4
    TOBACCO
  Philip Morris Cos., Inc. ...............................   US               255,000     10,104,375         1.3
    TOBACCO
  Guinness PLC ...........................................   UK               871,500      7,791,169         1.0
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ..........................................   FR               158,720      7,358,318         1.0
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ..................................   UK               670,000      6,742,704         0.9
    BEVERAGES - NON-ALCOHOLIC
  Brown-Forman Corp. "B" .................................   US                93,600      4,603,950         0.6
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          59,022,735
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Services (7.7%)
  Telecom Corporation of New Zealand Limited: ............   NZ                    --             --         1.9
    TELEPHONE NETWORKS
    Common ...............................................   --             2,614,200   $ 12,660,904          --
    ADR{\/} ..............................................   --                38,000      1,479,625          --
  McGraw-Hill, Inc. ......................................   US               162,000     10,590,750         1.4
    BROADCASTING & PUBLISHING
  Woolworths Ltd. ........................................   AUSL           2,100,000      6,776,098         0.9
    RETAILERS-OTHER
  PMP Communications Ltd. ................................   AUSL           2,656,500      5,509,086         0.7
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. ....................................   AUSL           2,890,000      5,180,668         0.7
    TRANSPORTATION - AIRLINES
  Royal PTT Nederland N.V. ...............................   NETH             112,735      4,309,602         0.6
    TELEPHONE NETWORKS
  Cognizant Corp. ........................................   US               109,800      4,302,788         0.6
    CONSUMER SERVICES
  Dun & Bradstreet Corp. .................................   US               109,800      3,136,163         0.4
    BROADCASTING & PUBLISHING
  EMI Group PLC ..........................................   UK               381,600      3,088,259         0.4
    LEISURE & TOURISM
  ACNielsen Corp.-/- .....................................   US                36,600        837,218         0.1
    CONSUMER SERVICES
                                                                                        ------------
                                                                                          57,871,161
                                                                                        ------------
Materials/Basic Industry (4.7%)
  Akzo Nobel N.V. ........................................   NETH              58,950     10,389,900         1.4
    CHEMICALS
  BASF AG ................................................   GER              234,000      7,937,953         1.1
    CHEMICALS
  Solvay S.A. "A" ........................................   BEL              117,540      7,083,515         0.9
    CHEMICALS
  Monsanto Co. ...........................................   US               160,500      6,861,375         0.9
    CHEMICALS
  Aberfoyle Ltd. .........................................   AUSL           1,160,000      2,324,077         0.3
    METALS - NON-FERROUS
  Solutia, Inc. ..........................................   US                32,100        710,213         0.1
    CHEMICALS
                                                                                        ------------
                                                                                          35,307,033
                                                                                        ------------
Health Care (4.4%)
  Bristol Myers Squibb Co. ...............................   US               277,400     24,341,850         3.2
    PHARMACEUTICALS
  Bayer AG ...............................................   GER              258,600      9,072,369         1.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          33,414,219
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Capital Goods (2.7%)
  General Electric PLC ...................................   UK             1,473,000   $  9,406,990         1.2
    AEROSPACE/DEFENSE
  Lockheed Martin Corp. ..................................   US                69,545      6,611,122         0.9
    AEROSPACE/DEFENSE
  BICC PLC ...............................................   UK             1,559,172      4,354,279         0.6
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          20,372,391
                                                                                        ------------
Consumer Durables (1.4%)
  GKN PLC ................................................   UK               460,400     10,324,636         1.4
                                                                                        ------------
    AUTO PARTS
Multi-Industry/Miscellaneous (1.3%)
  VEBA AG ................................................   GER              170,200      9,484,616         1.3
    CONGLOMERATE
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $338,444,171) .............                               546,163,855        72.6
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (20.6%)
  Australia (0.7%)
    Australian Government, 8.75% due 8/15/08 .............   AUD            5,774,000      4,934,994         0.7
  Canada (1.2%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,620,000      9,179,080         1.2
  Denmark (0.7%)
    Kingdom of Denmark, 7% due 11/15/07 ..................   DKK           31,100,000      5,034,931         0.7
  Germany (3.8%)
    Deutschland Republic:
      6.75% due 4/22/03 ..................................   DEM           23,000,000     14,318,817         1.9
      6.25% due 1/4/24 ...................................   DEM            4,300,000      2,508,188         0.3
    Treuhandanstalt:
      6.625% due 7/9/03 ..................................   DEM           12,060,000      7,473,074         1.0
      6.375% due 7/1/99 ..................................   DEM            7,000,000      4,192,288         0.6
  Italy (1.8%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 .....................................   ITL       18,365,000,000     10,984,835         1.5
      10.5% due 9/01/05 ..................................   ITL        2,725,000,000      2,039,827         0.3
  New Zealand (0.4%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD            4,440,000      2,955,320         0.4
  Sweden (0.6%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           30,000,000      4,469,072         0.6
  United Kingdom (4.0%)
    United Kingdom Treasury:
      8% due 6/10/03 .....................................   GBP           14,000,000     24,942,355         3.3
      7.5% due 12/7/06 ...................................   GBP            3,116,000      5,556,353         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  United States (7.4%)
    United States Treasury Bonds:
      6% due 2/15/26 .....................................   USD           24,060,000   $ 23,404,459         3.1
      6.25% due 8/15/23 ..................................   USD            9,075,000      9,101,587         1.2
    United States Treasury Notes:
      7.5% due 2/15/05 ...................................   USD           15,460,000     16,928,096         2.2
      6.5% due 8/15/05 ...................................   USD            2,580,000      2,676,397         0.3
    Federal National Mortgage Association, 6.375% due
     8/15/07 .............................................   AUD            5,940,000      4,241,014         0.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $151,129,623) ...........................................                               154,940,687
                                                                                        ------------
Corporate Bonds (5.5%)
  Germany (2.5%)
    Siemens Capital Corp., 8% due 6/24/02+/+ .............   USD            4,710,000      7,985,805         1.1
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ ...........................................   DEM            4,173,000      6,630,339         0.9
    Deutsche Bank AG, 9.00% due 12/31/02+/+ ..............   DEM            5,625,000      3,892,976         0.5
  United Kingdom (3.0%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 .........................................   GBP            3,405,000      7,795,748         1.0
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 .............................................   GBP            3,485,000      7,679,334         1.0
    MBNA Chester Asset Receivable #3, 6.6% due
     11/17/03+ ...........................................   GBP            4,500,000      7,568,182         1.0
                                                                                        ------------
Total Corporate Bonds (cost $33,669,644) .................                                41,552,384
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $184,799,267) .......                               196,493,071        26.1
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                    COUNTRY       WARRANTS        (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) ...................................   BEL               11,587         84,839          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                      COUNTRY        RIGHTS         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Infrastructure Trust of Australia Group Rights, expire
   12/1/97 (cost $0) .....................................   AUSL             943,333          6,632          --
                                                                                        ------------       -----
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $1,935,000 U.S. Treasury
   Bonds, 8.875% due 8/15/17 (market value of collateral
   is $2,538,597, including accrued interest). (cost
   $2,485,384) ...........................................                              $  2,485,383         0.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $525,728,822)  * .................                               745,233,780        99.0
Other Assets and Liabilities .............................                                 7,244,043         1.0
                                                                                        ------------       -----

NET ASSETS ...............................................                              $752,477,823       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $527,143,379 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 232,777,964
                 Unrealized depreciation:           (14,687,563)
                                                  -------------
                 Net unrealized appreciation:     $ 218,090,401
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    5.2         0.7                       5.9
Belgium (BEL/BEF) ....................    4.7                                   4.7
Canada (CAN/CAD) .....................                1.2                       1.2
Denmark (DEN/DKK) ....................                0.7                       0.7
France (FR/FRF) ......................    1.9                                   1.9
Germany (GER/DEM) ....................    6.7         6.3                      13.0
Italy (ITLY/ITL) .....................                1.8                       1.8
Netherlands (NETH/NLG) ...............   10.8                                  10.8
New Zealand (NZ/NZD) .................    1.9         0.4                       2.3
Sweden (SWDN/SEK) ....................                0.6                       0.6
Switzerland (SWTZ/CHF) ...............    9.0                                   9.0
United Kingdom (UK/GBP) ..............   13.5         7.0                      20.5
United States & Other (US/USD) .......   18.9         7.4            1.3       27.6
                                        ------      -----            ---      -----
Total  ...............................   72.6        26.1            1.3      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $752,477,823.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                          MARKET VALUE                        UNREALIZED
                                             (U.S.       CONTRACT  DELIVERY  APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)      PRICE      DATE    (DEPRECIATION)
----------------------------------------  ------------   --------  --------  -------------
Deutsche Marks..........................    26,803,508    1.80000  11/21/97   $(1,136,841)
French Francs...........................     2,481,413    6.14000  11/21/97      (152,423)
French Francs...........................     1,238,580    5.72800  02/06/98           945
Netherland Guilders.....................    10,870,680    2.08800  11/14/97      (765,316)
Swiss Francs............................    12,639,800    1.44000  12/19/97      (417,578)
                                          ------------                       -------------
  Total Contracts to Sell (Receivable
   amount $51,562,768)..................    54,033,981                         (2,471,213)
                                          ------------                       -------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 7.18%.
  Total Open Forward Foreign Currency
   Contracts............................                                      $(2,471,213)
                                                                             -------------
                                                                             -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         GT GLOBAL GROWTH & INCOME FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $525,728,822) (Note 1).............................  $745,233,780
  U.S. currency.....................................................................  $     710
  Foreign currencies (cost $66,141).................................................     65,897       66,607
                                                                                      ---------
  Receivable for Fund shares sold..............................................................    6,808,910
  Interest and interest withholding tax reclaims receivable....................................    4,291,268
  Dividends and dividend withholding tax reclaims receivable...................................    1,596,979
                                                                                                 -----------
    Total assets...............................................................................  757,997,544
                                                                                                 -----------
Liabilities:
  Payable for open forward foreign currency contracts (Note 1).................................    2,471,213
  Payable for Fund shares repurchased (Note 2).................................................    1,507,330
  Payable for investment management and administration fees (Note 2)...........................      631,265
  Payable for service and distribution expenses (Note 2).......................................      484,947
  Payable for printing and postage expenses....................................................      124,328
  Payable for forward foreign currency contracts -- closed (Note 1)............................       97,836
  Payable for transfer agent fees (Note 2).....................................................       94,599
  Payable for custodian fees (Note 1)..........................................................       37,200
  Payable for professional fees................................................................       33,142
  Payable for fund accounting fees (Note 2)....................................................       16,751
  Payable for registration and filing fees.....................................................        9,540
  Payable for Directors' fees and expenses (Note 2)............................................        7,754
  Other accrued expenses.......................................................................        3,816
                                                                                                 -----------
    Total liabilities..........................................................................    5,519,721
                                                                                                 -----------
Net assets.....................................................................................  $752,477,823
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($292,527,640 DIVIDED BY 35,620,970 shares
 outstanding)..................................................................................  $      8.21
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $8.21) *........................................  $      8.62
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($456,893,047 DIVIDED BY 55,651,933 shares
 outstanding)..................................................................................  $      8.21
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,057,136 DIVIDED
 BY 372,705 shares outstanding)................................................................  $      8.20
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $521,143,879
  Accumulated net realized gain on investments and foreign currency transactions...............   14,233,867
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...   (2,404,881)
  Net unrealized appreciation of investments...................................................  219,504,958
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $752,477,823
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         GT GLOBAL GROWTH & INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,854,546)............................  $16,116,249
  Interest income (net of foreign withholding tax of $3,879)................................   14,091,494
  Other income..............................................................................       43,134
                                                                                              -----------
    Total investment income.................................................................   30,250,877
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    6,900,695
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $  994,519
    Class B.....................................................................   4,233,024    5,227,543
                                                                                  ----------
  Transfer agent fees (Note 2)..............................................................    1,258,598
  Custodian fees (Note 1)...................................................................      472,449
  Printing and postage expenses.............................................................      230,825
  Fund accounting fees (Note 2).............................................................      183,323
  Registration and filing fees..............................................................       70,955
  Audit fees................................................................................       54,630
  Legal fees................................................................................       25,414
  Directors' fees and expenses (Note 2).....................................................       14,779
  Other expenses (Note 1)...................................................................       30,664
                                                                                              -----------
    Total expenses before reductions........................................................   14,469,875
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................   (1,009,844)
                                                                                              -----------
    Total net expenses......................................................................   13,460,031
                                                                                              -----------
Net investment income.......................................................................   16,790,846
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments..............................................  11,255,273
  Net realized gain on foreign currency transactions............................  12,750,255
                                                                                  ----------
    Net realized gain during the year.......................................................   24,005,528
  Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies........................................................  (4,059,448)
  Net change in unrealized appreciation of investments..........................  84,674,909
                                                                                  ----------
    Net unrealized appreciation during the year.............................................   80,615,461
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  104,620,989
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $121,411,835
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         GT GLOBAL GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED    YEAR ENDED
                                                                               OCTOBER 31,   OCTOBER 31,
                                                                                   1997          1996
                                                                               ------------  ------------
Increase in net assets
Operations:
  Net investment income......................................................  $ 16,790,846  $ 18,175,444
  Net realized gain on investments and foreign currency transactions.........    24,005,528    15,732,409
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies..............................    (4,059,448)    1,957,055
  Net change in unrealized appreciation of investments.......................    84,674,909    62,236,320
                                                                               ------------  ------------
    Net increase in net assets resulting from operations.....................   121,411,835    98,101,228
                                                                               ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (7,733,156)   (9,963,848)
  From net realized gain on investments......................................      (757,327)   (1,766,763)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (9,266,887)  (10,894,963)
  From net realized gain on investments......................................      (907,529)   (2,225,842)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................      (125,777)      (65,132)
  From net realized gain on investments......................................       (12,318)       (5,890)
                                                                               ------------  ------------
    Total distributions......................................................   (18,802,994)  (24,922,438)
                                                                               ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................   426,976,337   237,835,679
  Decrease from capital shares repurchased...................................  (450,361,754) (279,569,655)
                                                                               ------------  ------------
    Net decrease from capital share transactions.............................   (23,385,417)  (41,733,976)
                                                                               ------------  ------------
Total increase in net assets.................................................    79,223,424    31,444,814
Net assets:
  Beginning of year..........................................................   673,254,399   641,809,585
                                                                               ------------  ------------
  End of year................................................................  $752,477,823* $673,254,399*
                                                                               ------------  ------------
                                                                               ------------  ------------
 * Includes undistributed net investment income of...........................  $         --  $    755,291
                                                                               ------------  ------------
                                                                               ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                         GT GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)      1996        1995        1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.21        0.22        0.24        0.22        0.24*
  Net realized and unrealized gain
   (loss) on investments................       1.12        0.82        0.13       (0.03)       1.05
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.33        1.04        0.37        0.19        1.29
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.21)      (0.24)      (0.22)      (0.21)      (0.24)
  From net realized gain on
   investments..........................      (0.02)      (0.04)      (0.01)      (0.06)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.23)      (0.28)      (0.23)      (0.27)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      19.01%      16.80%       6.27%       3.14%       25.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 292,528   $ 286,203   $ 284,069   $ 317,847   $ 251,428
Ratio of net investment income to
 average net assets.....................       2.74%       3.17%       3.85%       3.30%        3.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.50%       1.59%       1.70%       1.67%        1.8%*
  Without expense reductions............       1.64%       1.66%       1.74%        N/A         N/A
Portfolio turnover rate++...............         50%         39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0151   $  0.0139         N/A         N/A         N/A

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                         GT GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)      1996        1995        1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.16        0.17        0.20        0.18        0.20
  Net realized and unrealized gain
   (loss) on investments................       1.13        0.82        0.13       (0.03)       1.05
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.29        0.99        0.33        0.15        1.25
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.17)      (0.20)      (0.18)      (0.17)      (0.20)
  From net realized gain on
   investments..........................      (0.02)      (0.03)      (0.01)      (0.06)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.19)      (0.23)      (0.19)      (0.23)      (0.24)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      18.28%      16.06%       5.57%       2.48%       24.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 456,893   $ 383,966   $ 356,796   $ 359,242   $ 150,768
Ratio of net investment income to
 average net assets.....................       2.09%       2.52%       3.20%       2.65%        2.6%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.15%       2.24%       2.35%       2.32%        2.5%
  Without expense reductions............       2.29%       2.31%       2.39%        N/A         N/A
Portfolio turnover rate++...............         50%         39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0151   $  0.0139         N/A         N/A         N/A

                                                       ADVISOR CLASS+
                                          ----------------------------------------
                                             YEAR                    JUNE 1, 1995
                                             ENDED      YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1997 (D)        1996          1995
                                          -----------   -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $  7.10       $    6.35     $    6.24
                                          -----------   -----------  -------------
Income from investment operations:
  Net investment income.................      0.23            0.23          0.11
  Net realized and unrealized gain
   (loss) on investments................      1.13            0.82          0.13
                                          -----------   -----------  -------------
    Net increase from investment
     operations.........................      1.36            1.05          0.24
                                          -----------   -----------  -------------
Distributions to shareholders:
  From net investment income............     (0.24)          (0.26)        (0.13)
  From net realized gain on
   investments..........................     (0.02)          (0.04)           --
  From sources other than net investment
   income...............................        --              --            --
                                          -----------   -----------  -------------
    Total distributions.................     (0.26)          (0.30)        (0.13)
                                          -----------   -----------  -------------
Net asset value, end of period..........   $  8.20       $    7.10     $    6.35
                                          -----------   -----------  -------------
                                          -----------   -----------  -------------
Total investment return (c).............     19.23%          17.19%         3.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 3,057       $   3,085     $     944
Ratio of net investment income to
 average net assets.....................      3.09%           3.52%         4.20%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.15%           1.24%         1.35%(a)
  Without expense reductions............      1.29%           1.31%         1.39%(a)
Portfolio turnover rate++...............        50%             39%           83%
Average commission rate per share paid
 on portfolio transactions++............   $0.0151       $  0.0139           N/A

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                         GT GLOBAL GROWTH & INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Growth & Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by, Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F14

                         GT GLOBAL GROWTH & INCOME FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $51,986,675 were on loan to brokers. The loans were secured by cash collateral of $54,846,747. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1997, the Fund

                                      F15

                         GT GLOBAL GROWTH & INCOME FUND

received $976,164 of income from securities lending which was used to offset the Fund's custody and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had no loan outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $2,560,909, with a weighted average interest rate of 6.41%. Interest expense for the Fund for the year ended October 31, 1997 was $5,014, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc., is the Funds' investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global , Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained $52,850 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $32 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997 GT Global collected CDSCs in the amount of $1,199,605. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F16

                         GT GLOBAL GROWTH & INCOME FUND

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $322,737,917 and $326,736,141, respectively. Purchases and sales of U.S. government obligations were $32,891,598 and $17,886,577, respectively, for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F17

                         GT GLOBAL GROWTH & INCOME FUND

                           CAPITAL SHARE TRANSACTIONS


                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
CLASS A                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................   37,585,791  $289,617,397   21,196,018  $143,350,526
Shares issued in connection with reinvestment of
  distributions................................................      935,467     7,161,559    1,500,319     9,894,388
                                                                 -----------  ------------  -----------  ------------
                                                                  38,521,258   296,778,956   22,696,337   153,244,914
Shares repurchased.............................................  (43,156,190) (332,338,391) (27,157,086) (182,477,096)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,634,932) $(35,559,435)  (4,460,749) $(29,232,182)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
CLASS B                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................   12,634,686  $ 97,336,518    9,561,545  $ 63,970,280
Shares issued in connection with reinvestment of
  distributions................................................    1,087,287     8,343,350    1,656,409    10,934,244
                                                                 -----------  ------------  -----------  ------------
                                                                  13,721,973   105,679,868   11,217,954    74,904,524
Shares repurchased.............................................  (12,063,889)  (93,059,122) (13,373,837)  (89,395,191)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................    1,658,084  $ 12,620,746   (2,155,883) $(14,490,667)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
ADVISOR CLASS                                                      SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................    3,177,501  $ 24,442,634    1,416,928  $  9,616,882
Shares issued in connection with reinvestment of
  distributions................................................        9,792        74,879       10,469        69,359
                                                                 -----------  ------------  -----------  ------------
                                                                   3,187,293    24,517,513    1,427,397     9,686,241
Shares repurchased.............................................   (3,248,879)  (24,964,241)  (1,141,817)   (7,697,368)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................      (61,586) $   (446,728)     285,580  $  1,988,873
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended October 31, 1997, the Fund's expenses were reduced by $33,680 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,489,466 as a capital gain dividend for the fiscal year ended October 31, 1997.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 76% of the ordinary income dividends paid (including short-term capital gain distributions, if any) as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 1997.

                                      F18

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                  GT Global Growth & Income Fund
          G&IAR712XXXMER.674
          December, 1997